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                                                                   EXHIBIT 99.1

            [This proxy card will be printed on white card stock.]

                                                                          PROXY
                            HEWLETT-PACKARD COMPANY

[HP INVENT LOGO]

                Special Meeting of Shareowners--March 19, 2002

         This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Carleton S. Fiorina and Ann O. Baskins, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of Common Stock of Hewlett-Packard Company held of record by the undersigned at the close of business on January 28, 2002, at the special meeting of shareowners to be held at 8:00 a.m., local time, on Tuesday, March 19, 2002, or any adjournment or postponement thereof.

   IMPORTANT--This proxy card must be signed and dated on the reverse side.

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                [CONTROL NUMBER]





   PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]





THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

   Proposal to approve the issuance of shares of Hewlett-Packard Company common stock in     For Against Abstain
   connection with a merger of Heloise Merger Corporation with and into Compaq Computer      [_]   [_]     [_]
   Corporation contemplated by the Agreement and Plan of Reorganization among HP, Heloise
   Merger Corporation and Compaq.


                                              WHEN PROPERLY EXECUTED, THIS
                                              PROXY WILL BE VOTED IN THE MANNER
                                              DIRECTED HEREIN BY THE
                                              UNDERSIGNED SHAREOWNER. IF NO
                                              DIRECTION IS MADE, THIS PROXY
                                              WILL BE VOTED FOR THE
                                              ABOVE-DESCRIBED PROPOSAL AND,
                                              WHETHER OR NOT DIRECTION IS MADE,
                                              WILL BE VOTED IN THE DISCRETION
                                              OF THE PROXY HOLDERS UPON SUCH
                                              OTHER BUSINESS AS MAY PROPERLY
                                              COME BEFORE THE SPECIAL MEETING
                                              OR ANY ADJOURNMENT OR
                                              POSTPONEMENT THEREOF. THE
                                              UNDERSIGNED HEREBY REVOKES ALL
                                              PROXIES PREVIOUSLY GIVEN BY THE
                                              UNDERSIGNED TO VOTE AT THE
                                              SPECIAL MEETING OR ANY
                                              ADJOURNMENT OR POSTPONEMENT
                                              THEREOF.



___________________________ _________________________ Dated: ______, 2002
Signature                   Signature
Title(s): _______________


  Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please print your full title.


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                            DETACH PROXY CARD HERE

                             THANK YOU FOR VOTING!